ACQUISITION (Tables)	12 Months Ended
Mar. 31, 2014
ACQUISITION
Schedule of pro forma summary presents consolidated information of the Company as if the business combination had occurred on April 1, 2012
	Pro forma year ended March 31, 2013(Unaudited)	Pro forma year ended March 31, 2014(Unaudited)
	RMB	RMB

Net revenue	367,598,801	386,386,238
Net income	20,640,931	23,342,382

Summary of consideration paid to acquire Xing Wei Group and the amounts of identifiable assets acquired and liabilities assumed at the acquisition date

October 31, 2013
RMB
Fair value of consideration transferred:
Cash	19,612,120

Fair values of identifiable assets acquired and liabilities assumed:
Cash	9,785,414
Accounts receivable and other current assets	710,300
Contracts in progress	1,225,380
Property and equipment	165,168
Training platform	422,700
Accrued expenses and other current liabilities	(285,894)
Total identifiable net assets	12,023,068
Goodwill	7,589,052
19,612,120